EXHIBIT 10.26

i2 TECHNOLOGIES, INC.
AMENDMENT 3 TO THE EMPLOYMENT
AND NON-COMPETE AGREEMENT BETWEEN
i2 TECHNOLOGIES US, INC. AND ROMESH WADHWANI

This Amendment 3 (“Amendment 3”) effective as of January 1, 2002 (“Effective Date”), is made to the Employment and Non-Compete Agreement (“Agreement”) dated June 9th 2000 between i2 Technologies, Inc. (subsequently assigned to i2 Technologies US, Inc. “Company”) and Romesh Wadhwani (“Employee”).

1.	The parties acknowledge that Employee has remained an employee of Company beyond the term of the Agreement, as amended by Amendment 2 thereto.

2.
Section 1.1 of the Agreement is hereby amended to extend the Employment Term such that Employee’s employment will automatically terminate on June 30, 2002, with quarterly extensions thereafter by mutual written agreement.

3.
In the event of any conflict between this Amendment 3 and the Agreement, this Amendment 3 shall supercede. Except as expressly modified hereby, Amendments 1 and 2 to the Agreement remain in full force and effect.

/s/ ROBERT C. DONOHOO	/s/ ROMESH WADHWANI
For Company: Robert C. Donohoo Vice President & General Counsel	Romesh Wadhwani